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                                                                    Exhibit 10.9

                               SECOND AMENDMENT TO
                         AMENDED AND RESTATED RECIPROCAL
                      EASEMENT, USE AND OPERATING AGREEMENT

        This SECOND AMENDMENT TO AMENDED AND RESTATED RECIPROCAL EASEMENT, USE AND OPERATING AGREEMENT (this "AMENDMENT") is dated as of this 4th day of June, 2002, by and among VENETIAN CASINO RESORT, LLC, a Nevada limited liability company having an address at 3355 Las Vegas Boulevard South, room 1C, Las Vegas, Nevada 89109 ("PHASE I LLC," in its capacity as "H/C I Owner" (as hereinafter defined)), as successor-in-interest to Las Vegas Sands, Inc. ("LVSI"); LIDO CASINO RESORT, LLC, a Nevada limited liability company having an address at 3355 Las Vegas Boulevard South, room 1C, Las Vegas, Nevada 89109 ("PHASE II LLC", in its capacity as "H/C II Owner" (as hereinafter defined)), as successor-in-interest to Phase I LLC in its capacity as the Owner of the Phase II Land; GRAND CANAL SHOPS II, LLC, a Delaware liability company having an address at 3355 Las Vegas Boulevard South, room 1G, Las Vegas, Nevada 89109 ("MALL SUBSIDIARY LLC," in its capacity as "Mall I Owner" (as hereinafter defined)), as successor-in-interest to Grand Canal Shops Mall Subsidiary, LLC, as successor-in-interest to Grand Canal Shops Mall, LLC, as successor-in-interest to Grand Canal Shops Mall Construction, LLC; and INTERFACE GROUP - NEVADA, INC., a Nevada corporation having an address at 3355 Las Vegas Boulevard South, room 1B, Las Vegas, Nevada 89109 ("INTERFACE," in its capacity as "SECC Owner" (as hereinafter defined)).

                                 R E C I T A L S

        A. WHEREAS, Phase I LLC, Grand Canal Shops Mall Construction, LLC, and Interface previously entered into that certain Amended and Restated Reciprocal

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Easement, Use and Operating Agreement, dated as of November 14, 1997 (the
"ORIGINAL REA") which was recorded on November 21, 1997 as Document Number 00731 in Book 971121 in the official records, Clark County, Nevada ("CLARK COUNTY"); and

        B. WHEREAS, Phase I LLC, Phase II LLC, Grand Canal Shops Mall Subsidiary, LLC, predecessor-in-interest to Mall Subsidiary LLC, and Interface previously entered into that certain First Amendment to Amended and Restated Reciprocal Easement, Use and Operating Agreement, dated as of December 20, 1999 (the "FIRST REA AMENDMENT"), which was recorded on December 23, 1999 as Document Number 01043 in Book 991223 in the official records, Clark County (the Original REA, as amended by the First REA Amendment, hereinafter, collectively, the "REA") (capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the REA); and

        C. WHEREAS, in accordance with the FADAA, LVSI, Phase I LLC and Interim Mall LLC effected the Subdivision; and

        D. WHEREAS, in accordance with the provisions of the Mall I Airspace/Ground Lease, Phase I LLC granted fee title in and to the Mall I Airspace and the Retail Annex Land to Grand Canal Shops Mall Construction, LLC; and

        E. WHEREAS, in accordance with the provisions of the Sale and Contribution Agreement, Grand Canal Shops Mall Construction, LLC conveyed all its right, title and interest in and to the Phase I Mall to Grand Canal Shops Mall, LLC; and

        F. WHEREAS, Grand Canal Shops Mall, LLC conveyed all its right, title and interest in and to the Phase I Mall to Grand Canal Shops Mall Subsidiary, LLC; and

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        G.    WHEREAS, in accordance with the terms of that certain Third Sale and Contribution Agreement, dated as of the date hereof between Grand Canal Shops Mall Subsidiary, LLC and Mall Subsidiary LLC, Grand Canal Shops Mall Subsidiary, LLC has conveyed all its right, title and interests in and to the Phase I Mall to Mall Subsidiary LLC; and

        H. WHEREAS, pursuant to a lease (the "PHASE IA LEASE"), dated as of the date hereof, a memorandum of which will be recorded, Phase II LLC, as landlord, has leased to Phase I LLC, as tenant, a portion of the airspace above the Phase II Land, as more particularly described in Exhibit F (the "PHASE IA AIRSPACE"), for a term of 99 years (or, if sooner, until the date on or about which the Phase IA Subdivision (as hereinafter defined) has been effected, at which time the Phase IA Lease provides, among other things, that fee title in and to the airspace demised thereunder shall be granted by Phase II LLC to Phase I LLC); and

        I. WHEREAS, as of the date hereof (i) Phase I LLC is the owner in fee simple of the Phase I Land (excluding the Mall I Airspace and the Retail Annex
Land) which is located in Clark County and described on EXHIBIT A annexed hereto
(ii) Phase I LLC is the holder of a leasehold estate in the Phase IA Airspace described on EXHIBIT B annexed hereto; (iii) Phase II LLC is the owner in fee simple of the Phase II Land, which is located in Clark County and described on EXHIBIT C annexed hereto; (iv) Interface is the owner in fee simple of the SECC Land, which is located in Clark County and described on EXHIBIT D annexed hereto; (v) Mall Subsidiary LLC is the owner in fee simple of the Retail Annex Land, which is located in Clark County and described on EXHIBIT E annexed hereto; (vi) Mall Subsidiary LLC is the owner in fee simple of the

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Mall I Airspace, which is located in Clark County and described in EXHIBIT F annexed hereto; (vi) Mall Subsidiary LLC is the holder of leasehold estates in the premises leased under the Billboard Master Lease, the Canyon Ranch Master Lease and the Lutece Master Lease described in EXHIBIT G annexed hereto;

        J. WHEREAS, Phase I LLC (in its capacity as Owner of the Phase I Land (excluding the Mall I Airspace and the Retail Annex Land) and in its capacity as lessee of the Phase IA Airspace), Phase II LLC (in its capacity as Owner of the Phase II Land), Interface (in its capacity as Owner of the SECC Land), and Mall Subsidiary (in its capacity as Mall I Owner) desire to amend the REA upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the REA, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their legal representatives, successors and assigns, hereby agree as follows:

        1.    RECITALS.

              (a) WHEREAS clause F of the Original REA is modified and amended by deleting the parenthetical phrase "(the "BANK CREDIT AGREEMENT")" therefrom.

              (b) WHEREAS clause H of the Original REA is modified and amended by deleting the parenthetical phrase "(the "MORTGAGE NOTES")" therefrom.

              (c) WHEREAS clause L of the Original REA is amended and restated to read in its entirety as follows:

        "L. WHEREAS, the Phase I Hotel/Casino will adjoin the SECC (the Phase I Land and the airspace above it, less and except the Mall I Space,

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        but including the Phase IA Airspace, sometimes collectively being referred to herein as the "H/C I SPACE"; PROVIDED that after the consummation of the H/C I/ Mall I Lot Line Modifications in accordance with the terms of this Agreement, the term "H/C I SPACE" shall refer to the Revised H/C I Space and any area covered by any Permanent Buffer Zone Encroachment Easements granted to the H/C I Owner; and PROVIDED further that after the consummation of modifications of the legal description of the Phase IA Airspace in accordance with Article I,
        Section 8 of this Agreement, the term "H/C I/SPACE" shall refer to the Revised H/C I/Space, if applicable pursuant to the preceding proviso clause, and the Revised Phase IA Airspace); and".

              (d) WHEREAS clause V of the Original REA is amended and restated to read in its entirety as follows:

        V. WHEREAS, subject to any limitation set forth in the FADAA and to any rights of any Mortgagee under its loan documents, Phase I LLC may transfer the Phase II Land to an affiliate ("Phase II LLC") for the construction and operation of a complex (such complex shall include, without limitation, the hotel, casino and retail facility to be located on the Phase II Land and the Phase II Automobile Parking Area, but shall exclude the Phase IA Airspace, the Phase IA Conference Center and any other buildings and improvements located within the Phase IA Airspace, collectively, the "Lido"); and".

              (e) WHEREAS clause X of the Original REA is amended and restated to read in its entirety as follows:

        "X. WHEREAS, for purposes of this Agreement, the "H/C II SPACE" shall mean the Phase II Land and any buildings and other improvements located thereon, less and except the Phase IA Airspace, and the Phase IA Conference Center and any other improvements located within the Phase IA Airspace; and".

              (f) WHEREAS clause Y of the Original REA is amended and restated in its entirety as follows:

        "Y. WHEREAS, for purposes of this Agreement (a) the term "SECC OWNER" shall mean, at any given time, the Person who then holds fee title to the SECC Land, (b) the term "H/C I OWNER" shall mean, at any given time, the Person who then holds fee title to the H/C I Space, and at any given time, the person who then holds the right, title and interest in and to the leasehold interest under the Phase IA Lease, or if the Phase IA

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        Subdivision has been effected and fee title transferred, fee title in and to the Phase IA Airspace, (c) the term "H/C II OWNER" shall mean, at any given time, the Person who then holds fee title to the H/C II Space, and (d) the term "MALL II OWNER" shall mean, at any given time, the Person who then holds fee title to the Mall II Space; and".

        2.    CONSTRUCTION.

              (a) Article I, Sections 2(a), (b) and (c) are hereby amended and restated in their entirety to read as follows:

        "(a)  Intentionally Omitted.

        (b)   Intentionally Omitted.

        (c)   Intentionally Omitted.".

              (b) Article I, Sections 2(d) and 2(f) are hereby modified and amended by deleting each reference to the words "the Venetian" found therein and inserting the words "Phase IA" in lieu thereof.

              (c) Article I, Section 2(e) is hereby amended and restated in its entirety as follows:

        "(e) The obligations of the Parties set forth in this Section 2 shall expire upon Final Completion.".

              (d) The heading to Article I, Section 5 is hereby modified and amended by deleting the words "; Recoveries on Adelson Completion Guaranty" therefrom.

              (e) Article I, Section 5(b) is hereby amended and restated in its entirety as follows:

        "(b) Liquidated Damages shall be collected by Trustee, who shall apply such amounts as follows:

              (i) First, to pay the costs of repair, restoration or upgrade, as the case may be, of the affected portion of the Phase I Hotel/Casino and/or the Phase I Mall and/or Phase IA, as

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              the case may be, which gave rise to the Liquidated
              Damages, to the extent not previously paid. Any payments pursuant to this clause (i) shall be subject to satisfaction of conditions substantially equivalent to those applicable to disbursements of insurance proceeds collected after Final Completion, as set forth in
              Section 12 Article X; and

              (ii) Thereafter, such funds shall be apportioned between the Owners in an equitable manner."

              If H/C I Owner and Mall I Owner shall be unable to agree on the equitable apportionment of such Liquidated
              Damages, then the Owners shall engage an Independent Expert to determine such apportionment pursuant to the provisions of Section 15 of Article XIV.".

              (f) Article I, Sections 5(c), (d) and (e) are hereby deleted in their entirety.

              (g)   The following new sections are hereby added to the end of
Article I:

        "6. PHASE IA EASEMENTS. H/C I Owner and H/C II Owner acknowledge that in implementing the construction of the Phase IA Conference Center as contemplated by the Credit Agreement and the improvements on the Phase II Land of which the Phase IA Conference Center constitutes the second floor as contemplated by the Credit Agreement, such improvements may encroach to some extent into a portion of the H/C II Space and the H/C I Space outside of the Phase IA Airspace (the "PHASE IA ENCROACHMENTS"). H/C I Owner and H/C II Owner agree and consent to the Phase IA Encroachments and grant to each other perpetual, irrevocable easements (the "PHASE IA ENCROACHMENT EASEMENTS") over those portions of the H/C I Space and the H/C II Space within the Phase IA Encroachment for purposes of the same. So long as the Phase IA Encroachments exists, the following provisions shall apply:

              (a) H/C I Owner and H/C II Owner hereby grant to each other perpetual, irrevocable easements to enter on or into those portions of the H/C I Space and the H/C II Space burdened by the Phase IA Encroachment Easement in each instance to the extent reasonably necessary to gain access to the H/C I Space, the H/C II Space, the improvements located therein and any and all fixtures, fittings, equipment and building systems from time to time located therein for

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              the operation, use, enjoyment, maintenance, repair or
              restoration of or to the same, but for no other reason or purpose. H/C I Owner and H/C II Owner, in exercising their rights under this Section 6(a), shall use commercially reasonable efforts to minimize interference with the maintenance, use and operation of the H/C I Space, the H/C II Space and each Owner's business at the same. Before either of such Owners undertakes any maintenance, repairs or restoration in connection with its property that requires entry upon any material portion of the property of the other, such Owner shall give reasonable prior notice to the other, except in any case where the giving of reasonable prior notice is not practicable under the circumstances (but notice shall nevertheless be given as soon as practicable); PROVIDED that failure to give any such notice shall not constitute a default hereunder.

              (b) H/C I Owner and H/C II Owner may relocate any easement under subsection 6(a) above on its parcel at its sole cost and expense provided that such relocation:
              (1) does not cause any interruption in the utilization of the easement by the Owner of the dominant tenement for the affected easement (except DE MINIMIS interruptions, as to degree or time, which shall be scheduled by agreement with the Owner of the dominant tenement for the affected easement); (2) does not diminish the capacity or efficiency of such easement (excepting DE MINIMIS effects); and (3) will not interfere (except to a DE MINIMIS extent) with the maintenance, use or operation of the dominant tenement or the conduct of its Owner's business thereat."

              7.    SHARED PHASE II FACILITIES.

              The Phase IA Conference Center will share with H/C II Owner certain facilities in the improvements of which the Phase IA Conference Center constitutes the second floor (the "SHARED PHASE II FACILITIES"). So long as the Shared Phase II Facilities exist, the following provisions shall apply:

                    (a) H/C II Owner hereby grants to H/C I Owner perpetual, irrevocable easements to enter on or into such portion of the H/C II Space to gain access to the Phase IA Conference Center and the Shared Phase II Facilities, the improvements located therein and any and all fixtures, fittings, equipment and building systems located therein

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                    and any and all fixtures, fittings, equipment and
                    building systems from time to time located therein for the operation, use, enjoyment, maintenance, repair or restoration of or to the same (but for no other reason or purpose). H/C I Owner, in exercising its rights under this subsection 7(a), shall use commercially reasonable efforts to minimize interference with the maintenance, use and operation of the H/C II Space and H/C II Owner's business at the same.

                    (b) H/C II Owner may relocate any easements under subsection 7(a) on its parcel at its sole cost and expense provided that such relocation: (1) does not cause any interruption in the utilization of the easement by the Owner of the dominant tenement for the affected easement (except DE MINIMIS interruptions, as to degree or time, which shall be scheduled by agreement with the Owner of the dominant tenement for the affected easement); (2) does not diminish the capacity or efficiency of such easement (excepting DE MINIMIS effects); and
                    (3) will not interfere (except to a DE MINIMIS extent) with the maintenance, use or operation of the dominant tenement or the conduct of its Owner's business thereat."

                    (c) H/C I Owner and H/C II Owner hereby grant to each other non-exclusive easements in the Phase IA Airspace and the H/C II Space substantially equivalent to the easements granted by H/C I Owner and Mall I Owner for (i) Utility Activity as set forth in subsections C2 and C3 of Article II, (ii) ingress, egress and access through any shared pass-throughs or common areas as set forth in subsections D1 and D2 of Article II, (iii) maintenance and repair as set forth in subsection D3 of Article II; (iv) emergency access as set forth in Section D5 of Article V; and (v) vertical and lateral support as set forth in Section D6 of
                    Article V.

                    8. MODIFICATION OF LEGAL DESCRIPTION. The Parties shall use the means that are reasonably expedient under the circumstances to modify (to the extent necessary) the description of the Phase IA
                    Airspace, so that, after giving effect to such modifications the boundaries of the Phase IA Airspace shall include all of the Phase IA

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                    Conference Center, and the boundaries of the H/C
                    II Space shall exclude all of the Phase IA
                    Conference Center (the "REVISED PHASE IA
                    AIRSPACE"). So long as the Phase IA Airspace is held in leasehold rather than in fee, H/C I Owner and H/C II Owner shall enter into lease amendments as are reasonably necessary to implement the provisions of this Section 8.".

        3.    LIMITATION ON SECC SECURED DEBT.

        Article III, Section 3(c) is hereby modified and amended by (i) deleting all references to "and the Senior Subordinated Notes" found therein and (ii) deleting subclause (ii) therefrom and inserting the words "(ii) $140,000,000 plus any additional amounts permitted to be advanced under the Senior Loan Agreement and the Junior Loan Agreement for equipment leases or equipment financing" in lieu thereof.

        4.    SECC TRANSFERS.

        Subclause (i) of Article III, Section 3(d) is hereby amended and restated in its entirety as follows:

        "(i) any Transfer, so long as the SECC Owner is controlled (as defined in the Bank Credit Agreement) by Adelson (as defined in the Bank Credit Agreement), Affiliates (as defined in the Bank Credit Agreement) of Adelson and/or Related Parties (as defined in the Bank Credit Agreement),".

        5.    TRUSTEE.

        The following new sentence is hereby added to the end of Article VI,
Section 1(f):

        "Notwithstanding anything to the contrary contained herein, in the event that The Bank of Nova Scotia shall cease to maintain its (i) commercial paper, short-term debt obligations or other short-term deposits credit ratings from each of S&P, Moody's and Fitch at the same or higher level than is in effect on June 4, 2002 and (ii) long-term senior unsecured debt obligations credit ratings from each of S&P, Moody's and Fitch at the same or higher level than is in effect on June 4, 2002, then a replacement

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        Trustee shall be selected in accordance with the foregoing provisions of this subsection (f), unless (x) each Mortgagee consents to The Bank of Nova Scotia's remaining as the Trustee hereunder or (y) The Bank of Nova Scotia has an investment-grade rating, is subject to regulations regarding fiduciary funds on deposit under, or similar to, Title 12 of the Code of Federal Regulations, Section 9.10(b), and maintains the Insurance Escrow Account as a segregated trust account.".

        6.    THE VENETIAN AND THE LIDO.

              (a) The opening paragraph of Article VIII, Section A is hereby modified and amended by (i) deleting in its entirety the first sentence thereof and (ii) deleting the word "further" from the second sentence thereof.

              (b) Article VIII, Section A(4) is hereby deleted in its entirety.

              (c) ArticleVIII, Section B2(a) is hereby amended and restated in its entirety to read as follows:

              "2.   (1)   Prior to commencement of construction of the Lido,
              H/C I Owner, Mall I Owner, H/C II Owner and Mall II Owner shall agree in good faith, and upon commercially reasonable terms, on the following aspects of the Phase I Hotel/Casino, the Phase I Mall (to the extent applicable), the Phase II Hotel/Casino and the Phase II Mall (to the extent applicable) operations: (i) appropriate mutual operating covenants, (ii) joint marketing and advertising, (iii) certain shared casino operations, (iv) the sharing of customer information, (v) the joint purchasing of insurance, (vi) shared security operations, (vii) easements, encroachments and other similar rights necessary or desirable for the operation of the Phase I Hotel/Casino, the Phase I Mall, the Phase II Hotel/Casino and the Phase II Mall and (viii) any other matters that would be of mutual benefit in owning and operating the Phase I Hotel/Casino, the Phase I Mall, the Phase II Hotel/Casino and the Phase II Mall (collectively, "SHARED OPERATIONS"). H/CI Owner, Mall I Owner, H/C II Owner, and Mall II Owner, as applicable, shall enter into documents memorializing the terms of the Shared Operations to the extent the applicable parties deem such documents to be necessary or desirable.".

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        7.    RESTRICTIVE COVENANT.

        Article IX, Sections (a), (b), (c) and (d) are hereby modified and amended by adding the words ", except in accordance with the provisions of
Section 5.2.12 (No Competing Facilities) of the New SECC Loan Agreement" before the period at the end of the first sentence of each of such Sections (a), (b),
(c) and (d).

        8.    INSURANCE.

        The following new section is hereby added to Article X:

        "14. TERRORISM INSURANCE PROCEEDS. (a) Notwithstanding anything to the contrary contained herein, any insurance proceeds (including proceeds in connection with "business interruption" or similar coverage) payable in connection with a Casualty that is the result of a terrorist act affecting all or any portion of the Phase I Mall, the Phase I Hotel/Casino or the SECC shall be allocated equitably across each of such properties in accordance with the damages suffered by each of the Phase I Mall, the Phase I Hotel/Casino and the SECC; provided, however, that, Trustee shall distribute such proceeds (a) first, to the Mortgagee of Mall I Owner, in an amount equal to the lesser of (i) $105,000,000,
        (ii) the sum of (x) the cost of restoring the Phase I Mall and (y) rental income lost by Mall I Owner as a result of such Casualty, to the extent such lost income is covered by the applicable insurance policy or policies and (iii) the total amount of such insurance proceeds, and (b) second, to the Mortgagee of SECC Owner, in an amount at least equal to the lesser of (i) $141,000,000, (ii) the sum of (x) the cost of restoring the SECC and (y) income lost by SECC Owner as a result of such casualty, to the extent such lost income is covered by the applicable insurance policy or policies and (iii) the total amount of such proceeds.

        (b) The obligation of the Mortgagees of each of Mall I Owner, H/C I Owner and SECC Owner to restore after a Casualty shall be governed by
        Section 13 of this Article X and by Article XI.".

        9.    SCHEDULE I - DEFINITIONS.

              (a)   Item 4 of Schedule I is hereby deleted in its entirety.

              (b) Item 15 of Schedule I is hereby amended and restated in its entirety to read as follows:

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        "15.  "BANK CREDIT AGREEMENT" shall mean that certain Credit Agreement, dated as of June 4, 2002 by and among Phase I LLC and LVSI, as borrowers, and the lenders from time to time parties thereto, The Bank of Nova Scotia, as Administrative Agent and Goldman Sachs Credit Partners L.P., as Syndication Agent.".

              (c) Item 59 of Schedule I is hereby amended and restated in its entirety to read as follows:

        "59. FINAL COMPLETION" shall have the meaning set forth in the Bank Credit Agreement.".

              (d) Item 137 of Schedule I is hereby amended and restated in its entirety to read as follows:

        "MORTGAGE NOTES" shall mean those certain mortgage notes in an aggregate principal amount equal to $850,000,000 issued pursuant to that certain Indenture, dated as of June 4, 2002 among LVSI, Phase I LLC, certain guarantors named therein and U.S. Bank National Association, as trustee.".

              (e) Item 139 of Schedule I is hereby modified and amended by deleting all references to "First Trust National Association" and inserting the words "U.S. Bank National Association" in lieu thereof.

              (f) Item 149 of Schedule I is hereby amended and restated in its entirety to read as follows:

                    "149. "OWNER" means H/C I Owner, Mall I Owner, SECC Owner, H/C II Owner and Mall II Owner and their respective successors and assigns.

              (g) Item 222 of Schedule I is hereby amended and restated in its entirety to read as follows:

        "THIRD PARTY WARRANTIES" means all warranties, guaranties and other claims arising out of breaches of contracts pertaining to the construction of the Venetian and Phase IA; provided, however, that, the term Third Party Warranties shall not mean claims arising out of claims under the Direct Construction Guaranty and the Indirect Construction Guaranty (as such terms are defined in the Bank Credit Agreement, dated as of

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                                                                              14

        November 14, 1997, by and among LVSI, Phase I LLC, the Bank Agent (as defined in the FADAA), Goldman Sachs Credit Partners L.P. and the Bank Lenders (as defined in the FADAA)).".

              (h) Effective as of the date hereof, the following new definitions are added to Schedule I:

        "CLARK COUNTY" shall mean Clark County, Nevada.

        "FIRST REA AMENDMENT" shall have the meaning set forth in WHEREAS clause B of this Amendment.

        "LUTECE OPERATING LEASE" shall mean the Lease, dated as of __________, ____ between Grand Canal Shops Mall Construction, LLC, as landlord and Las Vegas Lutece Corp., as tenant, as the same may be further amended from time to time.

        "NEW SECC LOAN AGREEMENT" shall mean that certain Loan Agreement, dated as of June 28, 2001 between Interface, as borrower, and Bear, Stearns Funding, Inc.

        "ORIGINAL REA" shall have the meaning set forth in WHEREAS clause A of this Amendment.

        "PHASE IA" means an approximately 1,000 room hotel tower on top of the roof to the Phase I Automobile Parking Area, an approximately 1,000-parking space expansion of the Phase I Automobile Parking Area and the Phase 1A Conference Center.

        "PHASE IA AIRSPACE" shall have the meaning set forth in WHEREAS clause H of this Amendment.

        "PHASE IA CONFERENCE CENTER" shall mean the approximately 150,000 square feet of additional meeting and conference space to be located in the Phase IA Airspace.

        "PHASE IA ENCROACHMENTS" shall have the meaning set forth in Article I,
        Section 6.

        "PHASE IA ENCROACHMENT EASEMENT" shall have the meaning set forth in
        Article I, Section 6.

        "PHASE IA LEASE" shall have the meaning set forth in WHEREAS clause H of this Amendment.

        "PHASE IA SUBDIVISION" shall mean the creation of a separate legal parcel by means of a commercial subdivision of the Phase II Land in order to

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        cause a portion of the Phase II Land consisting of the Phase IA Airspace to become a legal parcel which is separate and distinct from the remainder of the Phase II Land and capable of being conveyed in fee simple.

        "REA" shall have the meaning set forth in WHEREAS clause B of this Amendment.

        "REVISED PHASE IA AIRSPACE" shall have the meaning set forth in Article 1, Section 8.

        10.   RATIFICATION.

        Except as modified by this Amendment, the REA and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed.

                            [signature pages follow]

        IN WITNESS WHEREOF, the Parties hereto have set their hands the day and year first above written.

                                     VENETIAN CASINO RESORT, LLC

                                     By: Las Vegas Sands, Inc., as managing
                                         member


                                     By: /s/ David Friedman
                                         --------------------------------------
                                         Name: David Friedman
                                         Title: Secretary


                                     INTERFACE GROUP-NEVADA, INC.


                                     By: /s/ David Friedman
                                         --------------------------------------
                                         Name: David Friedman
                                         Title: Secretary


                                     LIDO CASINO RESORT, LLC

                                     By: Lido Casino Resort Holding Company,
                                         LLC

                                         By: Lido Intermediate Holding Company,
                                             LLC

                                             By: Venetian Casino Resort, LLC

                                                 By: Las Vegas Sands, Inc.


                                                 By: /s/ David Friedman
                                                     -------------------------
                                                     Name: David Friedman
                                                     Title: Secretary

                                     GRAND CANAL SHOPS II, LLC

                                     By: Grand Canal Shops Mall MM
                                         Subsidiary, Inc.


                                     By: /s/ David Friedman
                                         ---------------------------------------
                                         Name: David Friedman
                                         Title: Secretary

State of New York)
                          : ss.:
County of New York)

              This instrument was acknowledged before me on June 4, 2002 by David Friedman as Secretary of INTERFACE GROUP-NEVADA,
              INC.

                                                 Marybeth Carroll
                                                 ---------------------------
                                                 Notary Public

State of New York)
                          : ss.:
County of New York)

              This instrument was acknowledged before me on June 4, 2002 by David Friedman, Secretary of Las Vegas Sands, Inc., the managing member of VENETIAN CASINO RESORT, LLC.


                                                 Marybeth Carroll
                                                 ---------------------------
                                                 Notary Public

State of New York)
                          : ss.:
County of New York)

              This instrument was acknowledged before me on June 4, 2002, by David Friedman, as Secretary of Las Vegas Sands, Inc., a corporation which is the managing member of Venetian Casino Resort, LLC, a limited liability company which is the managing member of Lido Intermediate Holding Company, LLC, a limited liability company which is the managing member of Lido Casino Resort Holding Company, LLC, a limited liability company which is the managing member of Lido Casino Resort, LLC, a limited liability company which is the party to this document.


                                                 Marybeth Carroll
                                                 ---------------------------
                                                 Notary Public

State of New York)
                          : ss.:
County of New York)

              This instrument was acknowledged before me on June 4, 2002, by David Friedman, as Secretary of Grand Canal Shops Mall
              MM Subsidiary, Inc., a corporation which is the managing member of Grand Canal Shops II, LLC, a limited liability company which is the party to this document.


                                                 Marybeth Carroll
                                                 ---------------------------
                                                 Notary Public